March 25, 2021 Pieris Announces Amendment of Existing Immuno-oncology Multi-target Collaboration with Seagen, a Clinical Trial and Supply Agreement to Evaluate Cinrebafusp Alfa (PRS-343) in Combination with TUKYSA® (tucatinib) in Gastric Cancer, and Strategic Equity Investment by Seagen Seagen will supply Pieris with TUKYSA® to evaluate the drug in combination with cinrebafusp alfa (PRS-343) in gastric cancer Pieris' co-development option for one program from existing multi-target collaboration amended to US co-promotion option with increased royalties if exercised Seagen to purchase $13 million equity stake in Pieris common stock BOSTON, MA / ACCESSWIRE / March 25, 2021 / Pieris Pharmaceuticals, Inc. (NASDAQ:PIRS), a clinical-stage biotechnology company advancing novel biotherapeutics through its proprietary Anticalin® technology platform for respiratory diseases, cancer, and other indications, today announced that Seagen has made a strategic equity investment in Pieris as part of an ongoing collaboration between the companies. In addition, the companies have entered into a clinical trial collaboration agreement to evaluate the safety and efficacy of combining Pieris' cinrebafusp alfa (PRS-343), a 4-1BB/HER2 bispecific, with Seagen's TUKYSA® (tucatinib), a small-molecule tyrosine kinase HER2 inhibitor, for the treatment of gastric cancer patients expressing lower HER2 levels (IHC2+/ISH- & IHC1+) as part of the upcoming phase 2 study to be conducted by Pieris. The companies have also amended their existing immuno-oncology collaboration agreement around joint development and commercial rights for the second of up to three products in the alliance. The combination of cinrebafusp alfa and TUKYSA could potentially address a high medical need in HER2 low-expressing gastric cancer patients who do not respond to traditional HER2-targeted therapies. Preclinical studies show that TUKYSA synergizes with cinrebafusp alfa to enhance its 4-1BB-mediated immune cell stimulation. This effect was observed across a range of HER2 expressing cell lines (IHC3+, 2+, and 1+), including those where cinrebafusp alfa had limited single-agent activity. Under the amended and restated agreement, Pieris' option to co-develop and co- commercialize the second of three programs in the collaboration has been amended to provide it with a co-promotion option in the United States, with Seagen solely responsible for the development and overall commercialization of that program. Under the co-promotion option, Pieris will also be entitled to increased royalties from that program in the event that it chooses to exercise the option. In connection with the amendment, on March 24, 2021, in a private placement transaction, Seagen made an equity investment of $13 million in Pieris through the purchase of 3,706,174 newly issued shares of Pieris common stock at a price of $3.51 per share. "Seagen continues to be a supportive partner, and we look forward to combining efforts in studying the effects of cinrebafusp alfa with TUKYSA in gastric cancer patients expressing lower HER2-levels, following the generation of compelling preclinical data," said Stephen S. Yoder, President and Chief Executive Officer of Pieris. "We plan to initiate this combination study as part of our phase 2 protocol for cinrebafusp alfa, for which we will be sharing additional details at an upcoming corporate update." "Preclinical data exploring the combination of cinrebafusp alfa and TUKYSA are encouraging and support evaluating the combination in the planned phase 2 clinical trial," said Marjorie Green, M.D., Senior Vice President, Late-Stage Development of Seagen. "We are pleased to supply drug for Pieris to explore the potential combination of these agents to address an important unmet medical need." About Cinrebafusp Alfa Cinrebafusp alfa (PRS-343) is a 4-1BB/HER2 fusion protein comprising a 4-1BB-targeting Anticalin protein and a HER2-targeting antibody. The drug candidate is currently in development for the treatment of HER2-positive solid tumors. Based on encouraging phase 1 study results, which demonstrated clinical benefit as single agent and biomarker data indicative of a 4-1BB-driven mechanism of action, the Company is actively working towards initiating a phase 2 study of cinrebafusp alfa in combination with ramucirumab and paclitaxel for the treatment of HER2-positive gastric cancer and, under the phase 2 protocol, in combination with tucatinib. About Pieris Pharmaceuticals: Pieris is a clinical-stage biotechnology company that discovers and develops Anticalin protein-based drugs to target validated disease pathways in a unique and transformative way. Our pipeline includes inhalable Anticalin proteins to treat respiratory diseases and immuno-oncology multi-specifics tailored for the tumor microenvironment. Proprietary to Pieris, Anticalin proteins are a novel class of therapeutics validated in the clinic and by partnerships with leading pharmaceutical companies, including AstraZeneca, Seagen, and Servier. Anticalin® is a registered trademark of Pieris. For more information, visit www.pieris.com. Forward-Looking Statements: This press release contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, whether the combination of cinrebafusp alfa and TUKYSA could address a high medical need in HER2 low-expressing gastric cancer patients who do not respond to traditional HER2-targeted therapies; whether the effects of the combination of cinrebafusp alfa and TUKYSA seen in preclinical studies will be observed in clinical trials; whether data from patients enrolled to date will be sufficient to inform the recommended phase 2 dose for the Company's planned proof of concept study of cinrebafusp alfa in gastric cancer; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its programs, references to novel technologies and methods and our business and product development plans, including the advancement of our proprietary and co-development programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including PRS-060/AZD1402, cinrebafusp alfa, PRS-344, and PRS-352 and the expected timing of the initiation of the next stage of cinrebafusp alfa's development in gastric cancer. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the FDA; competition in the industry in which we operate; delays or disruptions due to COVID-19; and market conditions. These forward- looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company's Quarterly Reports on Form 10-Q. Investor Relations Contact: Pieris Pharmaceuticals, Inc. Maria Kelman Executive Director, Investor Relations +1 (857) 362-9635 kelman@pieris.com SOURCE: Pieris Pharmaceuticals, Inc. View source version on accesswire.com: https://www.accesswire.com/637320/Pieris-Announces-Amendment-of-Existing-Immuno- oncology-Multi-target-Collaboration-with-Seagen-a-Clinical-Trial-and-Supply-Agreement-to- Evaluate-Cinrebafusp-Alfa-PRS-343-in-Combination-with-TUKYSAR-tucatinib-in-Gastric- Cancer-and-Strategic-Equity